SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              FORM 8-K Amendment 1

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     June 20, 2000


                          Natural Solutions Corporation
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                        000-28155                88-0367024
-----------------------------      ------------------------    -----------------
(State or other jurisdiction        Commission File Number     (IRS Employer
   of incorporation)                                         Identification No.)

100 Volvo Parkway, Suite 200
Chesapeake, Virginia                                                23320
------------------------------------------                   -------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (757) 548-4242

                    INFORMATION TO BE INCULDED IN THE REPORT

          Cover Page.............................................1
          Change in Registrant's Certifying Accountants..........2


Copies of Communications Sent to:

                                            Mintmire & Associates
                                            265 Sunrise Avenue, Suite 204
                                            Palm Beach, FL 33480
                                            Tel: (561) 832-5696
                                            Fax: (561) 659-5371

The purpose of this amendment to Form 8-K is to change the Registrant's Certifying Accountant.

Item 4     Changes in Registrant's Certifying Accountant

(a) Effective June 19, 2000 the Company appointed PriceWaterhouseCoopers LLP as independent accountants for the fiscal year to end on July 31, 2000. The decision to replace Cronin & Company with PriceWaterhouseCoopers was approved by the audit committee acting pursuant to the authority delegated by the Company's Board of Directors and the shareholders at the annual meeting of the shareholders held on December 10, 1999.

              During the last two  fiscal  years and in the  subsequent  interim period to the date hereof, there were no disagreements between Natural Solutions Corporation and Cronin & Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cronin & Company would have caused it to make a reference to the subject mater of the disagreements in connection with its reports.

              Cronin & Company's report on the consolidated financial statements of Natural Solutions Corporation for the fiscal years ended July 31, 1999 and 1998 contained an opinion, which had a going concern qualification.

              The Company has provided Cronin & Company, prior to the filing of the Form 8-K with the Commission, a copy of the disclosures made in this Item 4(a).

(b) Effective June19, 2000 the Company engaged PriceWaterhouseCoopers LLP as its new independent accountants to audit the Company's financial statements. During the period that Cronin & Company served as independent auditor, including all the interim periods, the Company (or someone on its behalf) did not consult PriceWaterhouseCoopers LLP regarding any matter.

ITEM 7.  Exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

16.1  *  Letter from Cronin & Company to the Securities Exchange Commission

(* Filed Herewith)





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            NATURAL SOLUTIONS CORPORATION
                                                   (Registrant)

Date: October 03, 2000                      By:      /s/ Jimmy W.  Foshee
                                                     --------------------
                                                     Jimmy W. Foshee
                                                     President



                                            By:      /s/ Michael D.  Klansek
                                                     -----------------------
                                                     Michael D.  Klansek
                                                     Treasurer and CFO